Form N-SAR, Item 77
                        for ING Variable Portfolios, Inc.
                               (the "Registrant")

                                                    ----------------------------
                                                    If filing more than one Page
                                                    32, "X" box:
                                                    ----------------------------

For period ending: 06/30/03
File number:       811-7651

77.   A.    Is the Registrant filing any of the following attachments with the current filing of Form N-SAR? (ANSWER FOR ALL SERIES AS A GROUP)
            ________________________________________________________________   Y

NOTE If answer is "Y" (Yes), mark those items below being filed as an attachment
to this form or incorporate by reference.                         ______________
                                                                        Y/N

B.     Accountant's report on internal control                   ___________   N
C.     Matters submitted to a vote of security holders           ___________   N
D.     Policies with respect to security investments             ___________   N
E.     Legal proceedings                                         ___________   N
F.     Changes in security for debt                              ___________   N
G.     Defaults and arrears on senior securities                 ___________   N
H.     Changes in control of Registrant                          ___________   N
I.     Terms of new or amended securities                        ___________   N
J.     Revaluation of assets or restatement of capital share     ___________   N
       account
K.     Changes in Registrant's certifying account                ___________   N
L.     Changes in accounting principles and practices            ___________   N
M.     Mergers                                                   ___________   N
N.     Actions required to be reported pursuant to Rule 2a-7     ___________   N
O.     Transactions effected pursuant to Rule 10f-3              ___________   N
P. Information required to be filed pursuant to existing ___________ N exemptive orders

                               Form N-SAR, Item 77
                        for ING Variable Portfolios, Inc.
                               (the "Registrant")

                                                    ----------------------------
                                                    If filing more than one Page
                                                    33, "X" box:
                                                    ----------------------------

For period ending: 06/30/03
File number:       811-7651

Q.    1.    Exhibits _________________________________________________         Y
      2.    Any information called for by instructions to sub-item 77Q2        N
            _____________________________________________
      3.    Any information called for by instructions to sub-item 77Q3        N

o     77Q1: Exhibits

      (a)(1) Form of Articles Supplementary to the ING Variable Portfolios, Inc., filed herewith.